                                                                 Exhibit 10.6(b)

                             AMENDMENT NO. 1 TO THE

                           COMMON FACILITIES AGREEMENT

This Amendment No. 1, dated as of January 21, 1992, is made to that certain Common Facilities Agreement entered into as of May 6, 1981, by THE MONTANA POWER COMPANY, PUGET SOUND POWER AND LIGHT COMPANY, PUGET COLSTRIP CONSTRUCTION COMPANY, THE WASHINGTON WATER POWER COMPANY, PORTLAND GENERAL ELECTRIC COMPANY, and PACIFIC POWER AND LIGHT COMPANY.

1. All terms defined in the Common Facilities Agreement shall have the same meanings when used in this Amendment No. 1.

2. The Common Facilities Agreement is hereby amended, effective as of May 6, 1981, as follows:

      a) The first paragraph of Page 1 of the Common Facilities Agreement is deleted and the following paragraph is inserted in lieu thereof:

            "This Agreement is made as of the 6th day of May, 1981, by and between the following parties: THE MONTANA POWER COMPANY, a Montana corporation ("Montana"); PUGET SOUND POWER AND LIGHT COMPANY, a Washington corporation ("Puget"); THE WASHINGTON WATER POWER COMPANY, a Washington corporation ("Water Power"); PORTLAND GENERAL ELECTRIC COMPANY, an Oregon corporation ("Portland"); and PACIFIC POWER AND LIGHT COMPANY, now PACIFICORP, an Oregon corporation ("Pacific"):"

      b) Subsection 1(f) is deleted and the following Subsection is inserted in lieu thereof:

            "(f)" "Owners" means Montana, Puget, Water Power, Portland, and Pacific, and shall include their successors and assigns of an ownership interest in the Project or any part thereof."

      c) Section 2 is deleted and the following Section is inserted in lieu thereof:

            "2. TERM

                  This agreement shall be effective and binding when executed by
            Montana, Puget, Water Power, Portland and Pacific. This agreement shall continue until the end of (a) the term of the #1 and #2 Owners Agreement or (b) the term of the #3 and #4 Owners Agreement; whichever occurs first, provided, however, that Section 10 hereof shall survive until the end of the term of both the #1 and #2 Owners Agreement and the #3 and #4 Owners Agreement."

      d) Section 5 is deleted and the following section is inserted in lieu thereof:

            "5. COST ALLOCATION

                  The costs of construction, operation and maintenance of the
            Common Facilities shall be allocated between the Colstrip Units #1 and #2 and Colstrip Units #3 and #4 in the portion provided in Exhibit A to this amendment, as modified from time to time.

            The costs of construction of these agreed Common Facilities were negotiated and settled between Colstrip Units #1 and #2 and Colstrip Units #3 and #4 and resulted in a payment of $5,340,213 which includes carrying charges to May 1, 1989, to the Colstrip #1 and #2 Owners by Portland, Water Power, and Pacific. This settlement also recognizes Puget's and Montana's share of Units #3 and #4.

            A Committee may at any time propose to the Committees a revised method of allocating operation and maintenance costs which it believes is more equitable than the initial allocation herein provided. Each Committee shall use every effort in good faith to negotiate such revised method of allocating operation and maintenance costs and shall proceed under Section 9 if such effort does not result in agreement."

      e)    To Section 13, add the following:

            "(e) Exhibit A, attached to this Amendment No. 1, is substituted for Exhibit A referenced in Section 3, Section 5 and Section 7(b).

3. The Common Facilities Agreement, as amended by this Amendment No. 1, remains in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 is several counterparts.

                                        THE MONTANA POWER COMPANY


                                        By /s/ G. H. Van Hoy
                                           -------------------------------------
                                        Its ____________________________________

ATTEST:


/s/ [ILLEGIBLE]
------------------------
    Asst. Secretary

                                        PUGET SOUND POWER AND LIGHT
                                           COMPANY

                                        By /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Its Vice President Power Systems
                                            ------------------------------------

ATTEST:

/s/ [ILLEGIBLE]
------------------------
    Asst. Secretary


                                                THE WASHINGTON WATER
                                                    POWER COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                        PORTLAND GENERAL ELECTRIC
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                        PACIFICORP, doing business as
                                        PACIFIC POWER AND LIGHT
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
  Corporate Secretary

                                        PUGET SOUND POWER AND LIGHT
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                                THE WASHINGTON WATER
                                                    POWER COMPANY

                                        By /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Its VICE PRESIDENT POWER SUPPLY
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                        PORTLAND GENERAL ELECTRIC
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                        PACIFICORP, doing business as
                                        PACIFIC POWER AND LIGHT
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
  Corporate Secretary

                                        PUGET SOUND POWER AND LIGHT
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                                THE WASHINGTON WATER
                                                    POWER COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                        PORTLAND GENERAL ELECTRIC
                                           COMPANY

                                        By /s/ Peggy Y. Fowler
                                           -------------------------------------
                                        Its Vice President of Power Products
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                        PACIFICORP, doing business as
                                        PACIFIC POWER AND LIGHT
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
  Corporate Secretary

                                        PUGET SOUND POWER AND LIGHT
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                                THE WASHINGTON WATER
                                                    POWER COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                        PORTLAND GENERAL ELECTRIC
                                           COMPANY

                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:

------------------------
    Asst. Secretary


                                        PACIFICORP, doing business as
                                        PACIFIC POWER AND LIGHT
                                           COMPANY

                                        By /s/ William C. Brauer
                                           -------------------------------------
                                        Its Vice President
                                            ------------------------------------

ATTEST:

/s/ Sally A. Nofziger
------------------------
   Corporate Secretary

                                                                 REVISED 6/25/90

                   EXHIBIT "A" TO COMMON FACILITIES AGREEMENT

                                                            ---------------------------------------
                                                               Cost Allocations Per Article 5
--------------------------------------------------------------------------------------------------
                                                            Original Costs To     Future Costs Of
                                             Facility        Be Reallocated      Replacement, Own-
                             Facility        Ownership        As Per Columns     ership, & O&M To
                            Originally      Allocation         To Left) By       Shared On Follow-
                              Funded      (Per Article 3)        Payment          ing Fractional
                            By Product:      To Project:       To Project:       Basis By Project:
                            -----------------------------------------------------------------------
FACILITY DESCRIPTION        1&2     3&4     1&2     3&4        1&2     3&4         1&2        3&4
--------------------        -----------------------------------------------------------------------
 1.  Sewer System             x     --     .3186   .6814        x       --        .3868      .6132

 2.  Fire Protection                                                             Common Areas and
     System Installed by                                                         Fire Pumps Shared
     Units #1 & #2            x     --     .9500   .0500        x       --        .3186      .6814
     (Allowance for #3 &                                                           No Sharing For
     #4 Connection)                                                                 Other Areas

 3.  Fire Pump & Fire                                                            Common Areas And
     Protection System                                                           Fire Pumps Shared
     Installed by Units      --      x      --    1.0000       --       --        .3186      .6814
     #3 & #4                                                                       No Sharing For
                                                                                     Other Areas

 4.  Garage & Warehouse
     (Units #1 & #2)          x     --     .5000   .5000        x       --        .4208      .5792

 5.  Meteorological
     Structures               x     --     .5000   .5000        x       --        .5000      .5000

 6.  Air Quality Monitor-
     ing Structures
     (Excluding Indian        x     --     .5000   .5000        x       --        .5000      .5000
     Reservation)

 7.  Coal Handling Crew
     Facilities
     (Units #1 & #2)          x     --     .5000   .5000        x       --        .3243      .6757

 8.  Portable Dredge          x     --     .5000   .5000        x       --        .5000      .5000

 9.  Diesel Fuel Storage      x      x     .5000   .5000       --       --        .4208      .5792

10.  Gasoline Storage         x     --     .5000   .5000        x       --        .4208      .5792

11.  Waste Oil Storage       --      x     .5000   .5000       --        x        .4208      .5792

12.  115 kV Start-up
     Transmission Line
     (Switchyard to           x     --     .5000   .5000        x       --        .4208      .5792
     Common Connection)

13.  Truck Scale              x     --     .5000   .5000        x       --        .5000      .5000

                                                                 REVISED 6/25/90

                   EXHIBIT "A" TO COMMON FACILITIES AGREEMENT

                                                            ---------------------------------------
                                                               Cost Allocations Per Article 5
--------------------------------------------------------------------------------------------------
                                                            Original Costs To     Future Costs Of
                                             Facility        Be Reallocated      Replacement, Own-
                             Facility        Ownership        As Per Columns     ership, & O&M To
                            Originally      Allocation         To Left) By       Shared On Follow-
                              Funded      (Per Article 3)        Payment          ing Fractional
                            By Product:      To Project:       To Project:       Basis By Project:
                            -----------------------------------------------------------------------
FACILITY DESCRIPTION        1&2     3&4     1&2     3&4        1&2     3&4         1&2        3&4
--------------------        -----------------------------------------------------------------------
14.  Fly Ash Pond Pump
     House (Excluding         x     --     .6000   .4000        x      --        1.0000     .0000
     Process Equipment

15.  Drainage and Runoff      x     --     .3200   .6800        x      --         .3200     .6800
     Retention

16.  River Pumping
     Station & Facility
     (Including):

     a. Intake Canal &        x     --     .3186   .6814        x      --         .3186     .6814
        Structure

     b. Pumps (Excluding
        Labor) Furnished      x     --     .6593   .3407        x      --         .3186     .6814
        by Units #1 & #2

     c. Other Mechanical
        (Excluding Pumps
        but Including
        Labor & Electrical
        Equipment Furnished
        by Units #1 & #2      x     --     .5000   .5000        x      --         .3186     .6814

     d. Cyclone & Auxil.
        Pump at River        --      x     .3816   .6814                x         .3816     .6814

     e. River Pumps, Other
        Mechanical & Elec.
        Equip. Furnished             x     .0000  1.0000               --         .3816     .6814
        by Units #3 & #4

17.  Coal Handling Fac.
     Including:

     a. Concrete Tunnel       x     --     .5000   .5000        x      --         (      )   (     )
     b. Receiving Hoppers     x     --     .5000   .5000        x      --         (l.0000)   (     )
     c. Conveyor #6           x     --     .5000   .5000        x      --         (  of  )   (Billed)
     d. Sampler               x     --     .7140   .2860        x      --         (normal)   (  as  )
     e. Dust Collectors                                                           (costs)    ( used )
        #2 & #3               x     --     .9000   .1000        x      --         (     )    (      )

                                                                 REVISED 6/25/90

                   EXHIBIT "A" TO COMMON FACILITIES AGREEMENT

                                                            ---------------------------------------
                                                               Cost Allocations Per Article 5
--------------------------------------------------------------------------------------------------
                                                            Original Costs To     Future Costs Of
                                             Facility        Be Reallocated      Replacement, Own-
                             Facility        Ownership        As Per Columns     ership, & O&M To
                            Originally      Allocation         To Left) By       Shared On Follow-
                              Funded      (Per Article 3)        Payment          ing Fractional
                            By Product:      To Project:       To Project:       Basis By Project:
                            -----------------------------------------------------------------------
FACILITY DESCRIPTION        1&2     3&4     1&2     3&4        1&2      3&4        1&2        3&4
--------------------        -----------------------------------------------------------------------
18.  Surge Fond Structure
     and Equipment
     Including:

     a. Pond                  x     --     .3186   .6814        x      --         .3186      .6814

     b. Structures            x     --     .3186   .6814        x      --         .3186      .6814

     c. Mechanical and
        Electrical Equip.
        Furnished by          x     --     .6593   .3407        x      --         .3186      .6814
        Units #1 & #2

     d. Mechanical and
        Electrical Equip.
        Furnished by         --      x     .0000  1.0000       --      --         .3186      .6814
        Units #3 & #4

     e. Cutoff Wall #1        x     --     .3186   .6814        x      --         .3186      .6814

     f. Cutoff Wall #2        x     --     .3186   .6814        x      --         .3186      .6814

     g. Surge Pond
        Control Cable        --      x     .3186   .6814        x      --         .3186      .6814
        Replacement

19.  Environmental Lab
     in Scrubber Area        --      x     .5000   .5000       --       x         .4208      .5792

20.  Converted
     Construction            --      x     .2000   .8000       --       x         .2000      .5000
     Buildings

21.  #1 & #2 Adam. Bldg.      x     --     .5000   .5000        x      --         .5000      .5000

22.  #3 & #4 Adam. Bldg.     --      x     .3000   .7000       --       x         .3000      .7000

     Includes:
     a. Repair Shop
     b. Telephone Room
     c. Electric Shop
     d. Chem Lab

                                                                 REVISED 6/25/90

                   EXHIBIT "A" TO COMMON FACILITIES AGREEMENT

                                                            ---------------------------------------
                                                               Cost Allocations Per Article 5
--------------------------------------------------------------------------------------------------
                                                            Original Costs To     Future Costs Of
                                             Facility        Be Reallocated      Replacement, Own-
                             Facility        Ownership        As Per Columns     ership, & O&M To
                            Originally      Allocation         To Left) By       Shared On Follow-
                              Funded      (Per Article 3)        Payment          ing Fractional
                            By Product:      To Project:       To Project:       Basis By Project:
                            -----------------------------------------------------------------------
FACILITY DESCRIPTION        1&2     3&4     1&2     3&4        1&2      3&4        1&2        3&4
--------------------        -----------------------------------------------------------------------
     Excludes:
     a. Aux Boiler
     b. Heating Boiler
     c. Water Treatment
        Area

23.  Machine Shop, I&C
     Shop. & Chem Lab         x     --     .5000   .5000        x      --         .4208      .5792
     (Units #1 & #2)

24.  New Warehouse and        x      x     .4000   .6000        x       x         .4000      .6000
     Offices

25.  Environmental Bldg.      x      x     .4000   .6000        x       x         .4000      .6000

26.  Paving Parking           x      x     .3186   .6814       --      --         .4208      .5792
     Areas & Roads

27.  Plant Security &         x      x     .3186   .6814       --      --         .4208      .5792
     Fencing

28.  Yard Lighting            x      x     .3186   .6814       --      --         .4208      .5792

29.  Telephone Equipment      x      x     .3168   .6814       --      --         .4208      .5792

30.  Plant Landscaping        x      x     .3186   .6814       --      --         .4208      .5792

31.  Cathodic Protection
     for River Pipeline       x      x     .3156   .6814       --      --         .3186      .6814

32.  ATR                     --      x     .3186   .6814       --      --         .3186      .6814

33.  River Water Pipeline
     to Surge Pond
     Furnished by             x     --     .8632   .1368        x      --         .3186      .6814
     Units #1 & #2

34.  River Water Pipeline
     to Surge Pond
     Furnished by            --      x     .0000  1.0000       --      --         .3186      .6814
     Units #3 and #4

35.  North Plant             --      x     .3186   .6814       --       x         .3186      .6814
     Sediment Pond

                                                                 REVISED 6/25/90

                   EXHIBIT "A" TO COMMON FACILITIES AGREEMENT

                                                            ---------------------------------------
                                                               Cost Allocations Per Article 5
--------------------------------------------------------------------------------------------------
                                                            Original Costs To     Future Costs Of
                                             Facility        Be Reallocated      Replacement, Own-
                             Facility        Ownership        As Per Columns     ership, & O&M To
                            Originally      Allocation         To Left) By       Shared On Follow-
                              Funded      (Per Article 3)        Payment          ing Fractional
                            By Product:      To Project:       To Project:       Basis By Project:
                            ----------------------------------------------------------------------
FACILITY DESCRIPTION        1&2     3&4     1&2     3&4        1&2      3&4       1&2        3&4
--------------------        ----------------------------------------------------------------------
36.  Computer Capitalized     x      x     .3186   .6814       --      --        .4208      .5792
     Facilities

37.  Gas Bottle Storage       x      x     .3186   .6814       --      --        .4208      .5792
     Rack

38.  All Vehicles                                                                Costs of Owner-
     Identified on the                                                           ship & 0&M Based
     Colstrip Project                                                            on Actual Use.
     Division Vehicle                                                            Replacements
     Roster with an                                                              Based on:
     Assigned Number          x      x     .5000   .5000       --      --        .3868      .6132
     from 3700 to 3999

39.  Major Mobile Equip-
     ment as Identified                                                          Costs of Owner-
     on the Colstrip                                                             ship & O&M Based
     Project Division                                                            on Actual Use.
     Equipment Roster                                                            Replacements
     with an Assigned                                                            Based on:
     Number from 4000         x      x     .5000   .5000       --      --        .4208      .5792
     4099

40.  Miscellaneous
     portable & mobile                                                           Costs of Owner-
     equipment on the                                                            ship & O&M Based
     Colstrip Project                                                            on Actual Use.
     Division Equipment                                                          Replacements
     Roster with an                                                              Based on:
     Assigned Number          x      x     .5000   .5000       --      --        .4208      .5792
     from 4200 to 4399

41.   Machine Shop Equip.     x      x     .5000   .5000        x       x        .4208      .5792

42.   Scaffolding             x      x     .5000   .5000       --      --        .4208      .5792

43.   Warehouse Equipment
      as Identified on the
      Colstrip Project
      Division Equipment
      Roster with an
      Assigned Number         x      x     .5000   .5000       --      --        .4208      .5792
      from 4400 to 4499

                                                                 REVISED 6/25/90

                   EXHIBIT "A" TO COMMON FACILITIES AGREEMENT

                                                            ---------------------------------------
                                                               Cost Allocations Per Article 5
--------------------------------------------------------------------------------------------------
                                                            Original Costs To     Future Costs Of
                                             Facility        Be Reallocated      Replacement, Own-
                             Facility        Ownership        As Per Columns     ership, & O&M To
                            Originally      Allocation         To Left) By       Shared On Follow-
                              Funded      (Per Article 3)        Payment          ing Fractional
                            By Product:      To Project:       To Project:       Basis By Project:
                            ----------------------------------------------------------------------
FACILITY DESCRIPTION        1&2     3&4     1&2     3&4        1&2      3&4       1&2        3&4
--------------------        ----------------------------------------------------------------------

44.  Laboratory and           x      x     .5000   .5000       --      --        .4208      .5792
     Special Test Equip.

45.  Furniture                x      x     .3868   .6132       --      --        .3868      .6132

46.  Land as Described
     in Exhibit B             x     --     .3186   .6814        x      --        .3186      .6814
     attached hereto